UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2007

Timberline Resources Corporation

(Exact Name of Registrant as Specified in Charter)

Idaho

(State or Other Jurisdiction of Incorporation)

000-51549 (Commission File Number)	82-0291227 (IRS Employer Identification No.)

1110 East Lakeshore Drive, Suite 301

Coeur D’Alene, Idaho 83814

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (208) 664-4859

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

On October 11, 2007, the Company closed the third and final tranche of its private placement of units.  In the aggregate, the Company placed 2,626,696 units of the Company at a price of $2.75/unit for gross aggregate proceeds of $7,223,414.   Each unit consists of one common share and one-half of one purchase warrant. The warrants will be exercisable at a price of $3.50 for a period of 24 months after the date of issuance.   The Company closed the private placement in three tranches: the first closing on September 30, 2007 and consisting of 1,780,974 units, the second closing on October 1, 2007 and consisting of 288,182 units, and the third closing on October 11, 2007 and consisting of 557,540 units.

In connection with the private placement, the Company has agreed to pay qualified agents a cash compensation fee in U.S. dollars in an amount equal to six percent (6%) of the gross proceeds of the Offering received by the Company for units placed by the agents, an amount equal to $67,612, and the agents will also receive agents’ warrants, exercisable to acquire units equal in number to six percent (6%) of the total number of units sold that were placed by the agents, totaling 12,293 agents’ warrants.

Proceeds from the offering will be used for the purchase of drills and support equipment; permitting, field work, and drilling at several of Timberline’s exploration projects; debt reduction and general working capital.  Proceeds will also be used to evaluate merger and acquisition opportunities in mining services and exploration.

The shares, warrants and underlying shares of the private placement were not registered under the U.S. Securities Act of 1933, as amended (“Securities Act”), or the laws of any state, and are subject to resale restrictions and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. The shares, warrants and underlying securities were placed pursuant to exemptions from registration requirements of the Securities Act provided by Section 506 of Regulation D of the Securities Act and by Rule 903 of Regulation S of the Securities Act, such exemptions being available based on information obtained from the investors to the private placement.

In connection with this private placement, the Company granted registration rights to each of the investors and will use commercially reasonable efforts to prepare and file with SEC within 60 days of closing a registration statement under the Securities Act, and to use commercially reasonable efforts to cause such registration statement to be declared effective within 150 days of closing.

Item 7.01.  Regulation FD

The registrant issued a press release on October 16, 2007, announcing the closing of the private placement.

Item 9.01.  Financial Statements and Exhibits

99.1

Press release dated October 16, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Timberline Resources Corporation
(Registrant)

Dated: October 16, 2007	By: /s/ Randy Hardy
Randy Hardy Chief Executive Officer